UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2016

BANC OF CALIFORNIA, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 Von Karman Avenue, Suite 1100, Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (855) 361-2262

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 9, 2016, Banc of California, Inc. (the “Company”) completed its previously-announced sale, pursuant to a Unit Purchase Agreement dated as of April 4, 2016, of 100% of the membership interests of The Palisades Group, LLC (“Palisades”), a Delaware limited liability company and a registered investment adviser under the Investment Advisor Act of 1940, to Palisades Holdings I, LLC, a Delaware limited liability company entirely owned by Stephen Kirch and Jack Macdowell, who serve as Chief Executive Officer and Chief Investment Officer of Palisades, respectively.

Palisades provides financial advisory and asset management services to third parties, including to the Company’s wholly owned banking subsidiary, Banc of California, National Association, with respect to the purchase, sale and management of portfolios of residential mortgage loans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.

May 9, 2016	/s/ John C. Grosvenor
John C. Grosvenor
Executive Vice President and Corporate Secretary

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